BOFA FUNDS SERIES TRUST

BofA Treasury Reserves

Supplement dated May 7, 2010 to the Prospectuses

dated January 1, 2010, as revised May 1, 2010

This Supplement provides new and additional information that supplements information contained in the prospectuses (the “Prospectuses”) of the fund referenced above. This Supplement should be read in conjunction with the Prospectuses.

The Board of Trustees of BofA Funds Series Trust (the “Trust”) has approved the re-opening of BofA Treasury Reserves (the “Fund”), a series of the Trust, to permit all investors, including new investors, to purchases shares of the Fund.

In connection with the above action, effective May 12, 2010, the Prospectuses for all share classes of the Fund are hereby supplemented by:

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Deleting, to the extent applicable, the following disclosure: “Subject to certain limited exceptions, the share class is closed to both new investors and new accounts. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Fund Closed for details.” under the heading “Description of the Share Class – Share Class Features – Eligible Investors and Minimum Initial Investments.”

•	Deleting the section entitled “Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Buying Shares – Fund Closed.”

•

Deleting the following disclosure: “Subject to the Fund Closure described above,” under the heading “Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Buying Shares – Eligible Investors.”

Shareholders should retain this Supplement for future reference.

INT-47/50506-0510